Exhibit 10.3


                             DLC CAPITAL GROUP, LLC
               --------------------------------------------------
               4400 Route 9 South, Suite 1000, Freehold, NJ 07728




                                                               January 2nd, 2006


Mike Pagnano
World Golf League, Inc.
2139 West State Road 434
Longwood, FL 32779


Dear Mike,

          We hereby propose to amend the Convertible Debenture, Securities Purchase Agreement, Registration Rights Agreement, Transfer Agent Agreement and Warrant Agreement dated October 13th, 2005 in that any reference to the original Warrant shares be amended from Five Hundred Million (500,000,000) to Two Hundred Million (200,000,000) and any reference to the exercise price of such warrants be amended to $0.0015 per share.



World Golf League, Inc.                    DLC Capital Group, LLC.

By: /s/ Michael S. Pagnano                 By: /s/ Joseph Fierro
    ----------------------                     --------------------------

Name: Michael S. Pagnano                   Name: Joseph Fierro
      --------------------                       ------------------------

Title: President                           Title: Chief Executive Officer
       -------------------                        -----------------------

Dated: January 2nd, 2006

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